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         This is an Exhibit to the Form 20-F of Secureview Systems Inc.

                     Attached find the following materials:

            CERTIFICATION OF ANNA MARIE CAIN PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

In connection with the Annual Report on Form 20-F for fiscal year ended March 31, 2004 of Secureview Systems Inc., a British Columbia, Canada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Anna Marie Cain, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2003, that:

1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 30, 2004
                                    /s/ Anna Marie Cain
                                    Anna Marie Cain, Chief Financial Officer and
                                    Director